UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 7, 2009

Federal Sports & Entertainment, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-1375596	20-4856983
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

c/o Gottbetter & Partners, LLP, 488 Madison Avenue, 12th Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 400-6900

 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

On August 7, 2009, Moore & Associates, Chartered (the “Former Auditor”) resigned as the Registrant’s independent registered public accountants, and the Board of Directors of the Registrant acknowledged the resignation of Moore & Associates Chartered.

The Former Auditor issued its auditors’ report on the financial statements for the year ended November 30, 2008, which included an explanatory paragraph as to the Registrant’s ability to continue as a going concern.

Other than the going concern uncertainty described above, the Former Auditor’s auditors’ reports on the financial statements of the Registrant for the period ended November 30, 2008, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the period ended November 30, 2008, and through the date of this Current Report on Form 8-K, there have been no disagreements with the Former Auditor (as defined in Item 304(a)(1)(iv) of Regulation S-K) on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Auditor, would have caused them to make reference thereto in their report on financial statements for such years.

During the periods ended November 30, 2008, and through the date of this Current Report on Form 8-K, there were no reportable events as defined in Item 304(a)(1)(iv) of Regulation S-K.

On September 2, 2009, the Registrant was informed by letter from the Securities and Exchange Commission (“SEC”) that the Public Company Accounting Oversight Board (“PCAOB”) revoked the registration of the Former Auditor, Moore & Associates, Chartered, on August 27, 2009, because of violations of PCAOB rules and auditing standards in auditing the financial statements, PCAOB rules and quality controls standards, and Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, and noncooperation with a PCAOB investigation.

The Registrant requested the Former Auditor to furnish it with a letter addressed to the SEC stating whether it agrees with the above statements.  The Former Auditor has informed us that, on the advice of counsel, he will not be providing the requested letter.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

As reported in Item 4.01 above, on September 2, 2009, the Registrant was informed by letter from the SEC that the PCAOB revoked the registration of the Former Auditor, Moore & Associates, Chartered, on August 27, 2009, because of violations of PCAOB rules and auditing standards in auditing the financial statements, PCAOB rules and quality controls standards, and Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, and noncooperation with a PCAOB investigation.  In the same letter, the SEC informed the Registrant that we may no longer include audit reports or consents of the Former Auditor in our filings with the SEC made on or after August 27, 2009, and advised us that we should engage a firm that is registered with the PCAOB to re-audit our consolidated financial statements for prior years that we will be required to include in future filings.

We will be required to include audited consolidated financial statements for the year ended November 30, 2008, in our Annual Report on Form 10-K for the year ending November 30, 2009, and we will not be able to do so unless such consolidated financial statements are re-audited by a firm currently registered with the PCAOB.  In addition, if we were to file any registration statements with the SEC that are required to include our consolidated financial statements for the year ended November 30, 2008, we would not be able to do so unless such consolidated financial statements are re-audited by a firm currently registered with the PCAOB.  Therefore, we intend to engage in the near future new independent registered public accountants to re-audit our consolidated financial statements for the year ended November 30, 2008, which were included in our Form 10-K for the fiscal year ended November 30, 2008, filed with the SEC on March 2, 2009.

The Company intends to file as soon as practicable amendments to the above-referenced Form 10-K containing the re-audited consolidated balance sheets, consolidated statements of operations, stockholders’ equity (deficit) and cash flows.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Sports & Entertainment, Inc.

Date: September 10, 2009	By:	/s/ David Rector
David Rector, Director